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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 13, 2001



                             XO COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)


Delaware                            0-30900                      54-1983517
(State or other                 (Commission File               (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)



11111 Sunset Hills Road, Reston, Virginia                                20190
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: 703-547-2000



          (Former name or former address, if changed from last report)
\

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Item 5. Other Events

     On December 13, 2001, XO Communications, Inc. ("XO") announced that it had requested to voluntary delist its stock from the NASDAQ National Market. It currently plans to begin trading on the NASD Over the Counter Bulletin Board on December 17, 2001 under the symbol (OTCBB:XOXO).

     A copy of the press release issued by XO on December 13, 2001 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     A copy of questions and answers for XO's current investors relating to the proposed investment by Forstmann Little and Telmex is attached hereto as Exhibit
99.2 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     99.1   Press Release of XO Communications, Inc. dated December 13, 2001.

     99.2 Questions and Answers for XO's current investors relating to the proposed investment by Forstmann Little and Telmex.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       XO COMMUNICATIONS, INC.

                                       By: /s/ Gary D. Begeman
                                           ------------------------------
                                            Name:  Gary D. Begeman
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary

December 14, 2001


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                                  Exhibit Index
                                  -------------


Exhibit No.    Description
-----------    -----------

     99.1      Press Release of XO Communications, Inc. dated December 13, 2001.

     99.2 Questions and Answers for XO's current investors relating to the proposed investment by Forstmann Little and Telmex.


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